UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2005

Kosan Biosciences Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31633	94-3217016
(Commission File Number)	(IRS Employer Identification No.)

3832 Bay Center Place, Hayward, CA 94545

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 732-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 15, 2005, Kosan Biosciences Incorporated (“Kosan”) issued a press release entitled “Update on NCI-Sponsored 17-AAG and DMAG Clinical Trials” announcing that Kosan was advised on August 12, 2005 that the Division of Cancer Treatment and Diagnosis at the National Cancer Institute (NCI) intends to amend the protocols for the NCI’s 17-AAG and DMAG clinical trials. The amendments are being made in response to five patients that showed EKG changes without clinically significant consequences after infusion of 17-AAG. With the amended protocols, clinical investigators will obtain electrocardiograms prior to treatment with 17-AAG or DMAG and after infusion in the initial cycle of therapy. The protocol amendments will also exclude patients with certain histories of cardiovascular disease and the use of certain other medications. The NCI’s protocol amendments provide that patients currently receiving 17-AAG or DMAG may continue to receive treatment; however, further patient enrollment in the NCI’s clinical trials will be delayed until the protocols and informed consents are modified. The protocols for Kosan-sponsored studies will also be amended to provide appropriate cardiac monitoring. Protocol amendments of this nature are typically implemented within one to three months. To date, over 400 patients have been treated with 17-AAG. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

This report contains “forward-looking” statements, including statements with respect to the further development and potential safety and efficacy of 17-AAG, KOS-953 and KOS-1022 in the treatment of cancer and the timing of protocol amendments and the related resumption of patient accrual. Any statements contained in this report that are not statements of historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of Kosan to differ materially from those indicated by these forward-looking statements, including, among others, risks and uncertainties related to review by the U.S. Food and Drug Administration of the events described in this report, risks related to the clinical advancement of 17-AAG, KOS-953 and KOS-1022, including the risk that clinical trials for these product candidates may not demonstrate safety and efficacy sufficient to obtain the requisite regulatory approvals or to result in a marketable product, risks related to Kosan’s dependence on its collaboration with the NCI for development of 17-AAG, KOS-953 and KOS-1022 and other risks detailed in the “Risk Factors” section of Kosan’s prospectus supplement dated August 10, 2005 filed with the Securities and Exchange Commission on August 11, 2005. Kosan does not undertake any obligation to update forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 15, 2005, entitled “Update on NCI-Sponsored 17-AAG and DMAG Clinical Trials”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kosan Biosciences Incorporated

Dated: August 15, 2005	By:	/s/ Susan M. Kanaya
Susan M. Kanaya,
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 15, 2005, entitled “Update on NCI-Sponsored 17-AAG and DMAG Clinical Trials”